MORGAN STANLEY DEAN WITTER MUNICIPAL                    Two World Trade Center
INCOME OPPORTUNITIES TRUST II                           New York, New York 10048
LETTER TO THE SHAREHOLDERS February 29, 2000

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year with strong growth sustaining full employment. Rising commodity prices, led by oil, which moved above $30 per barrel, heightened concern about inflation. The Federal Reserve Board reacted by raising the federal funds rate by 25 basis points in February and March. This marked the fourth and fifth times in less than a year that the central bank has increased short-term rates. Economic growth and a less accommodative monetary policy caused long-term interest rates to rise throughout 1999 and into January 2000. In February, the U.S. Treasury announced its plan to use the federal budget surplus to retire debt, precipitating a rally in long Treasury securities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent, but increased to 5.97 percent by year-end. This index reached a high of
6.18 percent in January 2000 before closing February at 6.04 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly. For the 1999 calendar year the increase in the index yield translated into a 13 percent price decline for a generic insured-municipal bond with a 30-year maturity.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the beginning of 1999, to 98 percent in February 2000 is primarily attributed to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

50 percent. In the first two months of this year, volume was 30 percent lower than the same period last year.


                         30-YEAR BOND YIELDS 1994-2000

                                                                                                Insured Municipal Yields as
              U.S. Treasury Yields                       Insured Municipal Yields           a Percentage of U.S. Treasury Yields
1994                6.34%                                          5.40%                                 85.17%
                    6.24                                           5.40                                  86.54
                    6.66                                           5.80                                  87.09
                    7.09                                           6.40                                  90.27
                    7.32                                           6.35                                  86.75
                    7.43                                           6.25                                  84.12
                    7.61                                           6.50                                  85.41
                    7.39                                           6.25                                  84.57
                    7.45                                           6.30                                  84.56
                    7.81                                           6.55                                  83.87
                    7.96                                           6.75                                  84.80
                    8.00                                           7.00                                  87.50
                    7.88                                           6.75                                  85.66
1995                7.70                                           6.40                                  83.12
                    7.44                                           6.15                                  82.66
                    7.43                                           6.15                                  82.77
                    7.34                                           6.20                                  84.47
                    6.66                                           5.80                                  87.09
                    6.62                                           6.10                                  92.15
                    6.86                                           6.10                                  88.92
                    6.66                                           6.00                                  90.09
                    6.48                                           5.95                                  91.82
                    6.33                                           5.75                                  90.84
                    6.14                                           5.50                                  89.58
                    5.94                                           5.35                                  90.07
1996                6.03                                           5.40                                  89.55
                    6.46                                           5.60                                  86.69
                    6.66                                           5.85                                  87.84
                    6.89                                           5.95                                  86.36
                    6.99                                           6.05                                  86.55
                    6.89                                           5.90                                  85.63
                    6.97                                           5.85                                  83.93
                    7.11                                           5.90                                  82.98
                    6.93                                           5.70                                  82.25
                    6.64                                           5.65                                  85.09
                    6.35                                           5.50                                  86.61
                    6.63                                           5.60                                  84.46
1997                6.79                                           5.70                                  83.95
                    6.80                                           5.65                                  83.09
                    7.10                                           5.90                                  83.10
                    6.94                                           5.75                                  82.85
                    6.91                                           5.65                                  81.77
                    6.78                                           5.60                                  82.60
                    6.30                                           5.30                                  84.13
                    6.61                                           5.50                                  83.21
                    6.40                                           5.40                                  84.38
                    6.15                                           5.35                                  86.99
                    6.05                                           5.30                                  87.60
                    5.92                                           5.15                                  86.99
1998                5.80                                           5.15                                  88.79
                    5.92                                           5.20                                  87.84
                    5.93                                           5.25                                  88.53
                    5.95                                           5.35                                  89.92
                    5.80                                           5.20                                  89.66
                    5.65                                           5.20                                  92.04
                    5.71                                           5.18                                  90.72
                    5.27                                           5.03                                  95.45
                    5.00                                           4.95                                  99.00
                    5.16                                           5.05                                  97.87
                    5.06                                           5.00                                  98.81
                    5.10                                           5.05                                  99.02
1999                5.09                                           5.00                                  98.23
                    5.58                                           5.10                                  91.40
                    5.63                                           5.15                                  91.47
                    5.66                                           5.20                                  91.87
                    5.83                                           5.30                                  90.91
                    5.96                                           5.47                                  91.78
                    6.10                                           5.55                                  90.98
                    6.06                                           5.75                                  94.88
                    6.05                                           5.85                                  96.69
                    6.16                                           6.03                                  97.90
                    6.29                                           6.00                                  95.39
                    6.48                                           5.97                                  92.13
2000                6.49                                           6.18                                  95.22
                    6.14                                           6.04                                  98.37



PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (OIB) was affected by the higher-interest-rate environment outlined above. For the 12-month period ended February 29, 2000, the Fund's net asset value (NAV) declined from $9.05 to $8.30 per share. Based on this change, plus the reinvestment of tax-free dividends totaling $0.51 per share, the Fund's total NAV return was -2.04 percent. OIB's price on the New York Stock Exchange
(NYSE) fell from $8.6875 to $7.25 per share during this period. Based on this change, plus reinvestment of tax-free dividends, OIB's total market return was -10.96 percent. As of February 29, 2000, OIB's share price was at a 12.65 percent discount to its NAV.

Monthly dividends for the first quarter of 2000, declared in January, were unchanged at $0.0425 per share. The Fund's level of undistributed net investment income was $0.126 per share on February 29, 2000, versus $0.104 per share 12 months ago.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO STRUCTURE

The Fund's net assets of $159 million were diversified among 14 long-term sectors and 70 credits. At the end of February the portfolio's average maturity was 22 years and its average duration, a measure of sensitivity to interest rate changes was 8.2 years. Nonrated securities comprise more than half of OIB's assets. The bonds of one issuer representing 2 percent of net assets were currently not accruing interest. Three other issues, totaling 4.7 percent of net assets, were accruing income but may experience difficulty with future debt service payments. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board has expressed concern over prices and rising consumer wealth. It is anticipated that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended February 29, 2000, the Fund purchased and retired 789,800 shares of common stock at a weighted average market discount of 11.63 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II LETTER TO THE SHAREHOLDERS February 29, 2000, continued

[LONG TERM SECTORS PIE CHART]

  LARGEST SECTORS as of February 29, 2000 (% of Net Assets)
IDR/PCR*                                                    20%
Mortgage                                                    15%
Nursing & Health                                            12%
Retirement & Life Care                                      12%
Education                                                    8%
Recreational Facilities                                      8%
Hospital                                                     8%
Transportation                                               5%

* Industrial Development/Pollution Control Revenue

  Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF FEBRUARY 29, 2000
(% of Total Long-Term Portfolio)
Aaa/AAA                          9%
Aa/AA                            6%
A/A                              3%
Baa/BBB                         17%
Ba/BB                            5%
NR                              60%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

                    GEOGRAPHIC SUMMARY OF INVESTMENTS TABLE
               BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                               FEBRUARY 29, 2000

Alabama                                                            0.90%
Alaska                                                             2.40
Arizona                                                            1.30
Arkansas                                                           2.50
California                                                         7.30
Colorado                                                           5.40
Connecticut                                                        1.20
District of Columbia                                               0.60
Florida                                                            5.50
Illinois                                                           1.00
Iowa                                                               5.20
Kentucky                                                           1.20
Louisiana                                                          0.70
Maine                                                              2.00
Maryland                                                           1.20
Massachusetts                                                     10.70
Michigan                                                           9.50
Missouri                                                           5.20
New Hampshire                                                      3.70
New Jersey                                                         4.80
New York                                                           3.50
Ohio                                                               5.10
Pennsylvania                                                       4.30
Texas                                                              1.40
Utah                                                               0.60
Vermont                                                            1.20
Virginia                                                           9.00
West Virginia                                                      1.30
Joint Exemptions*                                                 (0.60)
                                                                -------
Total                                                             98.10%
                                                                =======

-----------------
* Joint exemptins have been included in each geographic location.

  Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II LETTER TO THE SHAREHOLDERS February 29, 2000, continued

                    CALL AND COST (BOOK) YIELD STRUCTURE
                              FEBRUARY 29, 2000

                                                                       WEIGHTED AVERAGE
                                                                    CALL PROTECTION: 6 YEARS


YEARS BONDS CALLABLE                                    PERCENT CALLABLE*
--------------------                                    -----------------
2000                                                          15%
2001                                                           7%
2002                                                           2%
2003                                                           4%
2004                                                           3%
2005                                                           8%
2006                                                          11%
2007                                                          10%
2008                                                          14%
2009                                                          14%
2010+                                                         12%


                                                  WEIGHTED AVERAGE
                                                  BOOK YIELD: 7.26%
                            COST (BOOK) YIELD **
                            --------------------
2000                             10.13%
2001                               9.7%
2002                              5.92%
2003                              6.93%
2004                              7.48%
2005                              6.74%
2006                              7.03%
2007                              6.05%
2008                              5.77%
2009                              6.42%
2010+                             6.94%


 * % BASED ON LONG-TERM PORTFOLIO.

** COST OR 'BOOK' YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 9.70% ON 7% OF THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS February 29, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (94.1%)
            Educational Facilities Revenue (7.9%)
$  1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50%   05/01/11    $  1,664,336
   2,000    San Diego County, California, The Burnham Institute COPs....   6.25    09/01/29       1,907,060
   2,000    Volusia County Educational Facilities Authority, Florida,
             Embry-Riddle Aeronautical University Ser 1996 A............   6.125   10/15/26       1,922,540
   3,000    South Berwick, Maine, Berwick Academy Ser 1998..............   5.55    08/01/23       2,513,850
            New Hampshire Higher Educational & Health Facilities
             Authority,
   1,500     Brewster Academy Ser 1995..................................   6.75    06/01/25       1,484,550
   2,000     Colby-Sawyer College Ser 1996..............................   7.50    06/01/26       2,049,000
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15         942,890
--------                                                                                       ------------
  13,100                                                                                         12,484,226
--------                                                                                       ------------

            Electric Revenue (0.5%)
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA)**.....................................................   5.00    07/01/21         860,020
--------                                                                                       ------------

            Hospital Revenue (8.4%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
             Impr & Refg Ser 1999 B.....................................   5.625   09/01/28       1,610,580
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G -1......................   6.25    12/01/14       1,995,940
   3,000     Dana Farber Cancer Institute Ser G -1......................   6.25    12/01/22       2,849,790
   3,000    Michigan Hospital Finance Authority, Sinai Hospital of
             Greater Detroit Refg Ser 1995..............................   6.70    01/01/26       2,653,140
            New Hampshire Higher Educational & Health Facilities
             Authority,
   1,000     Littleton Hospital Association Ser 1998 B..................   5.80    05/01/18         803,170
   2,000     Littleton Hospital Association Ser 1998 B..................   5.90    05/01/28       1,541,380
   2,000    New Jersey Health Care Facilities Financing Authority
             Raritan Bay Medical Center Ser 1994........................   7.25    07/01/27       1,823,900
--------                                                                                       ------------
  15,000                                                                                         13,277,900
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (19.9%)
   1,015    Metropolitan Washington Airports Authority, District of
             Columbia & Virginia, CaterAir International Corp Ser 1991
             (AMT)++....................................................  10.125   09/01/11       1,014,442
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00    06/01/27       1,462,035
   2,000    Perry County, Kentucky, TJ International Inc Ser 1997
             (AMT)......................................................   6.55    04/15/27       1,949,840
   2,600    Holyoke, Massachusetts, McCormack/Partyka Ser 1990 (AMT)....   7.50    08/15/10       1,974,518
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08       2,897,550
            Lapeer Economic Development Corporation, Michigan,
   1,975     Dott Manufacturing Co Ser 1989 B (AMT).....................   9.00    11/15/19       1,441,750
   1,935     Dott Manufacturing Co Ser 1989 A (AMT).....................  10.625   11/15/19       1,412,550

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       6

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Michigan Strategic Fund,
$  1,100     Kasle Steel Corp Ser 1989 (AMT)............................   9.375%  10/01/06    $  1,112,230
   5,207     Kasle Steel Corp Ser 1989 (AMT)............................   9.50    10/01/14       5,274,142
   1,365    Sanilac County Economic Development Corporation, Michigan,
             Dott Manufacturing Co Ser 1989 (AMT).......................  10.625   08/15/19         996,450
   2,000    New Jersey Economic Development Authority, Kapkowski Road
             Landfill Ser 1998 A........................................   6.375   04/01/31       1,873,380
   2,000    New York City Industrial Development Agency, New York,
             Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
             (AMT)......................................................   5.65    10/01/28       1,731,340
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A........   5.625   02/01/18       1,340,295
   2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995 B...   7.75    05/01/20       2,115,760
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade LP Ser 1994 A (AMT)..................   7.55    01/01/19       3,085,440
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25       2,018,660
--------                                                                                       ------------
  34,197                                                                                         31,700,382
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (4.1%)
   3,065    Boulder County, Colorado, Village Place at Longmont Ser 1989
             A (AMT)....................................................  10.125   07/15/19       3,066,747
            Alexandria Redevelopment & Housing Authority, Virginia,
   2,000     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00    01/01/21       2,000,580
  10,572     Courthouse Commons Apts Ser 1990 B (AMT)...................   0.00    01/01/21       1,391,275
--------                                                                                       ------------
  15,637                                                                                          6,458,602
--------                                                                                       ------------

            Mortgage Revenue - Single Family (10.7%)
   4,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27       3,874,521
   3,255    Colorado Housing Finance Authority, 1998 Ser B-3............   6.55    05/01/25       3,389,073
   1,495    Chicago, Illinois, GNMA-Backed 1998 Ser A-1 (AMT)...........   6.45    09/01/29       1,511,116
     625    Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)........   6.40    11/15/23         626,131
   2,500    Missouri Housing Development Commission, Homeownership
             GNMA/FNMA Collateralized 2000 Ser A-1 (AMT) WI.............   7.50    03/01/31       2,734,925
   4,990    Ohio Housing Finance Agency, Residential GNMA-Collateralized
             1996 Ser B-2 (AMT).........................................   6.10    09/01/28       4,801,229
            Utah Housing Finance Agency,
      85     Ser 1990 A-2 (AMT).........................................   7.80    07/01/10          85,565
      65     Ser 1990 A-2 (AMT).........................................   7.875   07/01/22          65,344
--------                                                                                       ------------
  17,015                                                                                         17,087,904
--------                                                                                       ------------

            Nursing & Health Related Facilities Revenue (12.4%)
   2,220    Arkansas Development Finance Authority, Wynwood Nursing
             Center Ser 1989 (AMT)......................................  10.50    11/01/19       2,292,172
   2,000    Orange County Health Facilities Authority, Florida,
             Westminister Community Care Services, Inc Ser 1999.........   6.75    04/01/34       1,760,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  3,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25%   07/01/25    $  3,582,840
   3,140    Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990................  10.25    01/01/20       3,238,251
   1,100    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13       1,161,160
     975    Massachusetts Development Finance Agency, New England Center
             for Children Ser 1998......................................   5.875   11/01/18         811,083
   1,000    Mount Vernon Industrial Development Agency, New York,
             Meadowview at the Wartburg Civic Facility Ser 1999.........   6.15    06/01/19         860,740
   4,768    Chester County Industrial Development Authority,
             Pennsylvania, RHA/PA Nursing Homes Inc Ser 1989 (a)........  10.125   05/01/19       3,789,511
   2,500    Tarrant County Health Facilities Development Corporation,
             Texas, 3927 Foundation Inc Ser 1989........................  10.125   09/01/09       2,188,825
--------                                                                                       ------------
  20,703                                                                                         19,684,582
--------                                                                                       ------------

            Public Facilities Revenue (0.5%)
   1,000    Orange County Community Facilities District #86-2,
             California, 1998 Ser A.....................................   5.55    08/15/17         858,550
--------                                                                                       ------------

            Recreational Facilities Revenue (7.8%)
   2,000    West Jefferson Amusement & Public Park Authority, Alabama
             VisionLand Ser 1999........................................   6.375   02/01/29       1,410,060
   2,000    Sacramento Financing Authority, California, Convention
             Center Hotel 1999 Ser A....................................   6.25    01/01/30       1,796,520
   2,000    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.70    02/01/28       1,703,080
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (b).....................................   6.40    09/01/11       1,035,250
   1,000     Special 1997 Ser B (b).....................................   5.75    09/01/27         885,560
   2,500    American National Fish & Wildlife Museum District, Missouri,
             Ser 1999...................................................   7.00    09/01/19       2,405,075
   3,000    Saint Louis Industrial Development Authority, Missouri, Kiel
             Center Refg Ser 1992 (AMT).................................   7.75    12/01/13       3,121,950
--------                                                                                       ------------
  13,510                                                                                         12,357,495
--------                                                                                       ------------

            Retirement & Life Care Facilities Revenue (11.5%)
   1,965    Pima County Industrial Development Authority, Arizona,
             Country Club at La Cholla Ser 1990 (AMT)...................   8.50    07/01/20       2,113,259
   1,000    St Johns County Industrial Development Authority, Florida,
             Glenmoor Ser 1999 A........................................   8.00    01/01/30         970,080
   1,500    Massachusetts Development Finance Agency, Loomis Communities
             Ser 1999 A.................................................   5.75    07/01/23       1,205,625
            New Jersey Economic Development Authority,
   1,500     Fellowship Village Refg Ser 1998 A.........................   5.50    01/01/25       1,166,850
   2,000     Franciscan Oaks Ser 1997...................................   5.75    10/01/23       1,604,180
   1,500     United Methodist Homes Ser 1998............................   5.125   07/01/25       1,085,145
   2,000    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
             Ser 1996 (AMT).............................................   8.25    10/01/26       2,098,260

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................   7.125%  12/15/18    $  1,986,820
   2,000    Vermont Economic Development Authority, Wake Robin Corp Ser
             1999 A.....................................................   6.75    03/01/29       1,830,180
   4,936    Chesterfield County Industrial Development Authority,
             Virginia, Brandermill Woods Ser 1998.......................   6.50    01/01/28       4,290,087
--------                                                                                       ------------
  20,401                                                                                         18,350,486
--------                                                                                       ------------

            Tax Allocation Revenue (2.6%)
   2,000    Anne Arundel County, Maryland, Arundel Mills Ser 1999.......   7.10    07/01/29       1,961,560
     235    Madison Heights Tax Increment Finance Authority, Michigan,
             Ser 1991...................................................   8.50    03/15/01         239,545
   1,905    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (b)....................................................   9.75    06/01/18       1,954,244
--------                                                                                       ------------
   4,140                                                                                          4,155,349
--------                                                                                       ------------

            Transportation Facilities Revenue (4.9%)
   4,000    Foothill/Eastern Transportation Corridor Agency, California,
             Ser 1999...................................................   0.00    01/15/27       1,997,680
   5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/14       2,124,000
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13       2,028,240
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector 1998 Ser A.......................................   5.50    08/15/28       1,580,780
--------                                                                                       ------------
  13,000                                                                                          7,730,700
--------                                                                                       ------------

            Water & Sewer Revenue (1.9%)
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27       2,076,400
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B
             (FGIC).....................................................   0.00    09/01/30         875,520
--------                                                                                       ------------
   8,000                                                                                          2,951,920
--------                                                                                       ------------

            Other Revenue (1.0%)
   2,000    Capistrano Unified School District, California, Community
             Facilities District #98-2 Ladera Special Tax Ser 1999......   5.75    09/01/29       1,661,880
--------                                                                                       ------------

 178,703    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $160,829,349).................    149,619,996
--------                                                                                       ------------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (4.0%)
   4,200    Massachusetts Health & Educational Facilities Authority,
             Capital Assets Ser D (MBIA) (Demand 03/01/00)..............   3.80*   01/01/35       4,200,000
   1,100    Massachusetts Industrial Finance Agency, May Institute for
             Autistic Children Inc 1990 Issue...........................   9.75    06/01/00+      1,136,212

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,000    Roanoke Industrial Development Authority, Virginia, Roanoke
             Memorial Hospitals Ser 1995 A (Demand 03/01/00)............   3.85*%  07/01/19    $  1,000,000
--------                                                                                       ------------

   6,300    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $6,336,212)....................................................................      6,336,212
--------                                                                                       ------------

$185,003    TOTAL INVESTMENTS (Identified Cost $167,165,561)(c)...................     98.1%    155,956,208
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................     1.9      2,987,074
                                                                                      ------   ------------
            NET ASSETS.............................................................   100.0%   $158,943,282
                                                                                      ======   ============


---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of "when-issued" securities.
   (a)      Non-income producing security; bond in default.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $1,878,209 and the aggregate gross
            unrealized depreciation is $13,087,562, resulting in net
            unrealized depreciation of $11,209,353.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000

ASSETS:
Investments in securities, at value
 (identified cost $167,165,561)..........  $155,956,208
Cash.....................................       145,913
Receivable for:
    Interest.............................     3,005,873
    Investments sold.....................     2,846,827
Prepaid expenses and other assets........        26,342
                                           ------------

    TOTAL ASSETS.........................   161,981,163
                                           ------------

LIABILITIES:
Payable for:
    Investments purchased................     2,725,000
    Investment advisory fee..............        69,735
    Shares of beneficial interest
     repurchased.........................        59,581
    Administration fee...................        41,841
Accrued expenses and other payables......       141,724
                                           ------------
    TOTAL LIABILITIES....................     3,037,881
                                           ------------
    NET ASSETS...........................  $158,943,282
                                           ============

COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $180,872,195
Net unrealized depreciation..............   (11,209,353)
Accumulated undistributed net investment
 income..................................     2,444,834
Accumulated net realized loss............   (13,164,394)
                                           ------------

    NET ASSETS...........................  $158,943,282
                                           ============

NET ASSET VALUE PER SHARE,
 19,153,707 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................         $8.30
                                           ============

STATEMENT OF OPERATIONS
For the year ended February 29, 2000
NET INVESTMENT INCOME:
INTEREST INCOME..........................  $ 11,992,642
                                           ------------

EXPENSES
Investment advisory fee..................       859,785
Administration fee.......................       515,871
Professional fees........................        97,290
Transfer agent fees and expenses.........        54,312
Registration fees........................        23,125
Trustees' fees and expenses..............        18,548
Shareholder reports and notices..........        11,651
Custodian fees...........................        10,505
Other....................................        20,579
                                           ------------

    TOTAL EXPENSES.......................     1,611,666
Less: expense offset.....................       (10,483)
                                           ------------

    NET EXPENSES.........................     1,601,183
                                           ------------

    NET INVESTMENT INCOME................    10,391,459
                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain........................     1,355,636
Net change in unrealized appreciation....   (17,243,365)
                                           ------------

    NET LOSS.............................   (15,887,729)
                                           ------------

NET DECREASE.............................  $ (5,496,270)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR        FOR THE YEAR
                                                         ENDED               ENDED
                                                     FEBRUARY 29, 2000   FEBRUARY 28, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................    $ 10,391,459        $ 10,829,646
Net realized gain..................................       1,355,636           3,329,621
Net change in unrealized appreciation..............     (17,243,365)         (4,169,622)
                                                       ------------        ------------

    NET INCREASE (DECREASE)........................      (5,496,270)          9,989,645

Dividends from net investment income...............     (10,058,818)        (10,525,594)
Decrease from transactions in shares of beneficial
 interest..........................................      (5,946,283)           (242,062)
                                                       ------------        ------------

    NET DECREASE...................................     (21,501,371)           (778,011)
NET ASSETS:
Beginning of period................................     180,444,653         181,222,664
                                                       ------------        ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,444,834 and $2,073,075, respectively)....... $158,943,282        $180,444,653
                                                       ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS February 29, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Advisory Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 29, 2000 aggregated $31,867,880 and $34,707,792, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 29, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,833. At February 29, 2000, the Fund had an accrued pension liability of $52,413 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, February 28, 1998..................................  19,971,607   $199,717    $186,855,356
Treasury shares purchased and retired (weighted average
 discount 7.00%)*...........................................     (28,100)      (281)       (241,781)
Reclassification due to permanent book/tax differences......          --         --           5,467
                                                              ----------   --------    ------------
Balance, February 28, 1999..................................  19,943,507    199,436     186,619,042
Treasury shares purchased and retired (weighted average
 discount 11.63%)*..........................................    (789,800)    (7,898)     (5,938,385)
                                                              ----------   --------    ------------
Balance, February 29, 2000..................................  19,153,707   $191,538    $180,680,657
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION      AMOUNT        RECORD         PAYABLE
      DATE         PER SHARE       DATE            DATE
-----------------  ---------   -------------  --------------
December 28, 1999   $0.0425    March 3, 2000  March 17, 2000
 March 28, 2000     $0.0425    April 7, 2000  April 20, 2000
 March 28, 2000     $0.0425     May 5, 2000    May 19, 2000
 March 28, 2000     $0.0425    June 9, 2000   June 23, 2000

7. FEDERAL INCOME TAX STATUS

During the year ended February 29, 2000, the Fund utilized approximately $1,356,000 of its net capital loss carryover. At February 29, 2000, the Fund had a net capital loss carryover of approximately $13,613,000 which may be used to offset future capital gains to the extent provided by regulations which is available through February 28 of the following years:

              AMOUNT IN THOUSANDS
        ------------------------------------
        2003     2004       2005       2006
        ----    ------     ------     ------
        $5,694  $2,826     $4,292      $801
        ======  ======     ======      ====

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED FEBRUARY 28*
                                                                  -------------------------------------------------------------
                                                                   2000**      1999          1998          1997         1996**
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $   9.05   $   9.07      $   8.79      $   8.88      $   8.66
                                                                  --------   --------      --------      --------      --------

Income (loss) from investment operations:
 Net investment income......................................          0.53       0.55          0.57          0.60          0.66
 Net realized and unrealized gain (loss)....................         (0.81)     (0.04)         0.29         (0.05)         0.18
                                                                  --------   --------      --------      --------      --------

Total income (loss) from investment operations..............         (0.28)      0.51          0.86          0.55          0.84
                                                                  --------   --------      --------      --------      --------

Less dividends from net investment income...................         (0.51)     (0.53)        (0.58)        (0.64)        (0.62)
                                                                  --------   --------      --------      --------      --------

Anti-dilutive effect of acquiring treasury shares...........          0.04         --            --            --            --
                                                                  --------   --------      --------      --------      --------

Net asset value, end of period..............................      $   8.30   $   9.05      $   9.07      $   8.79      $   8.88
                                                                  ========   ========      ========      ========      ========

Market value, end of period.................................      $   7.25   $  8.688      $  9.063      $  8.625      $   8.75
                                                                  ========   ========      ========      ========      ========

TOTAL RETURN+...............................................        (10.96)%     1.77%        12.08%         5.94%        17.87%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.94%(1)   0.94%         0.95%(1)      1.01%(1)      1.01%(1)

Net investment income.......................................          6.04%      5.99%         6.37%         6.87%         7.50%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $158,943   $180,445      $181,223      $175,573      $177,447

Portfolio turnover rate.....................................            19%        20%           12%           21%           18%

---------------------
  *The per share amounts were computed using an average number of shares outstanding during the period.
** For the year ended February 29.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (the "Fund") at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
April 14, 2000
      --------------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended February 29, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST II

REVISED INVESTMENT POLICY

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Opportunities Trust II (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Julie C. Morrone
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
INCOME
OPPORTUNITIES
TRUST II

Annual Report
February 29, 2000